SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

                          BLUGRASS ENERGY INC.

 (Exact name of Company as specified in its charter)

                            Nevada

(State or other jurisdiction of incorporation)

     333-135852

20-4952339

        (Commission File Number)                                 (IRS Employer

 Identification No.)

13465 Midway Road, Suite 322, LB 10, Dallas, Texas 75244

(Address of principal executive offices)

          (Zip Code)

Company’s telephone number, including area code:  (972) 404-9995

___________________________________________

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2011, the Board of Directors of Blugrass Energy Inc. (the “Company”) approved a change in the Company’s fiscal year end, from June 30th to December 31st.   The Company will file an Annual Report on Form 10-KT covering the transition period.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2011

BLUGRASS ENERGY INC.

By:  ____/s/ Abram Janz__________

______

       Abram Janz

       President and Chief Executive Officer